UNSECURED PROMISSORY NOTE

Interest @ 5%

Orlando, Florida
September 30, 2010

Mainstream Entertainment, Inc. promises to pay to the order of FSC Limited in Orlando, Florida, or at any such other place as the holder hereof may designate, the sum of twelve thousand dollars ($12,000.00) payable upon demand by FSC Limited, LLC.

This is for the period from July 1, 2010 to September 30, 2010.

Karen Aalders
Karen Aalders
Secretary/Treasurer

Jeffrey D. Martin
FSC Limited, LLC

UNSECURED PROMISSORY NOTE

Interest @ 5%

Orlando, Florida
September 30, 2010

Mainstream Entertainment, Inc. promises to pay to the order of Forbes Investment LLLP in Orlando, Florida, or at any such other place as the holder hereof may designate, the sum of two thousand seven hundred dollars ($2,700.00) payable upon demand by Forbes Investment LLLP.

This is for the period from July 1, 2010 to September 30, 2010.

Karen Aalders
Karen Aalders
Secretary/Treasurer

Jeffrey D. Martin
Jeffrey D. Martin
Forbes Investment LLLP